U.S. GLOBAL INVESTORS FUNDS
Holmes Macro Trends Fund
Investor Class Shares

Three Canal Plaza
Portland, ME 04101
(800) 873-8637

IMPORTANT NOTICE REGARDING CHANGES TO THE FUND’S NAME, INVESTMENT STRATEGIES AND PRIMARY BENCHMARK INDEX

June 18, 2020

Dear Shareholder:

I am writing to inform you of important changes to the name, investment strategies, and primary benchmark index for the Holmes Macro Trends Fund, to be renamed the Global Luxury Goods Fund (the “Fund”).

As previously communicated, on March 27, 2020, the Board of Trustees of U.S. Global Investors Funds approved changes to the Fund’s name, investment strategies, and primary benchmark index, in order to highlight a focus on luxury goods-related investments. The Board’s approval was based upon the recommendation of U.S. Global Investors, Inc. (the “Adviser”), the investment adviser to the Fund.  The changes to the Fund were summarized in a supplement to the Fund’s prospectus dated May 1, 2020 and are anticipated to take effect on or about July 1, 2020 (“Effective Date”) as the relevant regulatory considerations have been resolved.

In summary, the Fund will continue to seek long-term capital appreciation. Consistent with this objective, as of the Effective Date, the Fund will invest, under normal market conditions, at least 80% of its net assets in securities of companies producing, processing, distributing, and manufacturing luxury products, services, or equipment. The securities in which the Fund may invest will remain substantially the same and include common stocks, preferred stocks, convertible securities, rights and warrants, options, exchange-traded funds that represent interests in, or related to, luxury goods companies, and depository receipts. Unlike before, as of the Effective Date, the Fund may invest a significant portion of its assets in foreign companies and, under normal market conditions, the Fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S., including emerging markets. You are encouraged to review the May 1, 2020 prospectus supplement and the enclosed prospectus supplement in its entirety for additional information regarding the changes.

In approving the changes at the March 27, 2020 Board meeting, the Board considered a variety of factors and information before concluding that the changes were in the best interests of the Fund’s shareholders.  A summary of these factors and information is set forth below.

The Board considered information presented by the Adviser regarding, among other things, the specific changes proposed for the Fund’s name, investment strategies, and primary benchmark, the Adviser’s rationale underlying the proposal, the anticipated demand and distribution strategy for the Fund, performance expectations, and anticipated turnover.

Among other things, the Board also considered the recent and historical performance of the Fund, and its previous discussions with the Adviser concerning the mutual desire to achieve an improved performance experience for the Fund’s shareholders.  The Board considered further the Adviser’s view of the investment opportunities in the luxury goods space in general.  The Board considered the relevant experience of the Adviser and the portfolio management team and noted that, although the luxury goods-focused investment strategy was a new strategy for the Adviser, the investment process of the Adviser would remain substantially similar as the process that it has historically provided on behalf of the Fund and that the Adviser has experience investing in global markets.  The Board considered the Adviser’s belief that the distribution strategy has the opportunity to attract additional assets, which could lead to a lower total expense ratio for the Fund.  The Board considered that the fee and expense structure of the Fund would not change as a result of the proposal.

The Board reviewed differences between the investment strategies and risks.  The Board considered the Adviser’s expectations that the repositioning of the Fund would result in relatively minimal transaction costs that would be borne by the Fund.  The Board considered that shareholders would receive advanced notice of the changes and that the Adviser would pay for the costs associated with implementing the changes (other than repositioning costs), including filing fees, printing and mailing costs, and legal expenses.

In approving the proposed changes, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them.

It is the Adviser’s belief that offering a global luxury goods strategy will provide an opportunity for shareholders to participate in the growth of the global economy, as the Fund will have a global, rather than domestic, focus. The Adviser believes that the luxury goods markets are an attractive investment opportunity and it is the Adviser’s belief that it can have a strategic advantage by offering a niche strategy versus a fund with a more basic and common investment theme.

Please read the May 1, 2020 prospectus supplement and the enclosed prospectus supplement for additional information about the changes to the Fund. As a reminder, Fund shareholders may, at any time, exchange their shares of the Fund for shares of another fund managed by the Adviser or redeem their shares of the Fund and receive the net asset value thereof, as provided in the Fund’s prospectus.

We look forward to continuing to serve you and the Fund in the future.

Sincerely,
Jessica Chase
President
U.S. Global Investors Funds

U.S. GLOBAL INVESTORS FUNDS

Holmes Macro Trends Fund (the “Fund”)

Investor Class Shares

Supplement dated June 18, 2020, to the Prospectus dated May 1, 2020, as supplemented

IMPORTANT NOTICE REGARDING CHANGES TO THE FUND’S NAME, INVESTMENT STRATEGIES AND PRIMARY BENCHMARK INDEX

At the March 27, 2020 meeting of the Board of Trustees (the “Board”) of U.S. Global Investors Funds, the Board approved, at the recommendation of U.S. Global Investors, Inc., the investment adviser to the Fund (“Adviser”), changes to the Fund’s name, investment strategies, and primary benchmark index, in order to highlight a focus on luxury goods-related investments (the “Changes”). The Changes, including a change in the Fund’s name to the Global Luxury Goods Fund, were summarized in a supplement to the Fund’s prospectus dated May 1, 2020 (the “May 1 Supplement”).

Notice is hereby provided to shareholders that the Changes, as discussed in the May 1 Supplement, are anticipated to take effect on or about July 1, 2020 (“Effective Date”) as relevant regulatory considerations have been resolved. As such, this supplement incorporates by reference and restates in its entirety the May 1 Supplement.

A revised summary prospectus, which incorporates the Changes, will be provided to shareholders of the Fund after the Effective Date.

Fund shareholders may, at any time, exchange their shares of the Fund for shares of another fund managed by the Adviser or redeem their shares of the Fund and receive the net asset value thereof, as provided in the Fund’s Prospectus. You should consult your tax adviser to discuss the impact of exchanging or redeeming your shares of the Fund and determine the tax consequences of such action.

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For more information, please contact a Fund customer service representative toll free at
1-800-873-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.